SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) February 1, 2000




                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)




  Massachusetts                    0-13520                   04-2828131
  (State or other              (Commission file              (IRS employer
  jurisdiction of                  number)                   identification no.)
  incorporation)




100 Second Avenue,  Needham, MA                                       02494
(Address of principal executive offices)                            (Zip code)




Registrant's telephone number, including area code: (781) 444-5251

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (b) Pro Forma Financial Information.

LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

     Unaudited Pro Forma Condensed Balance Sheet - December 31, 1999                        4
     Notes to Pro Forma Condensed Balance Sheet                                             5
     Pro Forma Condensed Statement of Operations - Year ended December 31, 1999             6
     Notes to Pro Forma Condensed Consolidated Statement of Operations                      7

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                    Pro Forma Condensed Financial Statements






The following unaudited Pro Forma Condensed Financial Statements are based on the historical consolidated financial information of Liberty Housing Partners Limited partnership (the "Partnership"), adjusted to give effect to the disposition of the Partnership's limited partnership interest in Osuna Apartments Company. The Pro Forma Balance Sheet gives effect to the disposition as though it had occurred on December 31, 1999 (the most recent balance sheet date for which the Partnership has reported financial information). The Pro Forma Condensed Statements of Operations give effect to the acquisition and related financing as though the transactions had occurred as of January 1, 1999.

The pro forma adjustments are based upon available data and certain assumptions that the Partnership's management believes are reasonable. The unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of the Partnership's financial position or results of operations that might have occurred had the aforementioned transaction been completed as of the dates indicated above and do not purport to represent what the Partnership's financial position or results of operations might be for any future period or date. The unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of the Partnership.

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                   Unaudited Pro Forma Condensed Balance Sheet



                                                              Historical         Pro Forma           Pro Forma
                                                           December 31, 1999    Adjustments      December 31, 1999
                                                           --------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                               $       526,940  $      100,000  (1)  $       598,296
                                                                                   (23,423) (1)
                                                                                    (3,343) (1)
                                                                                    (1,878) (1)
   Deferred legal fees                                              40,109          (5,655) (1)           34,454
                                                           ---------------  ----------------     ------------------
     Total current assets                                          567,049          65,701               632,750

Investments in local limited partnerships                        1,475,083        (583,254) (1)          891,829
                                                           ---------------  ----------------     ------------------

     Total assets                                          $     2,042,132  $     (517,553)      $     1,524,579

Liabilities and Partners' Deficit
Current liabilities:
   Purchase Money Notes, current maturities                $    12,436,808  $    2,928,804       $     9,508,004
   Accounts payable to affiliates                                  188,272                               188,272
   Accounts payable                                                  1,565                                 1,565
   Accrued expenses                                                 98,597                                98,597
   Accrued interest payable                                        141,318           9,101               132,217
                                                           ---------------  ----------------     ------------------
     Total current liabilities                                  12,866,560       2,937,905             9,928,655

Purchase Money Notes, net of current maturities                    648,199                               648,199
                                                           ---------------  ----------------     ------------------
     Total liabilities                                          13,514,759       2,937,905            10,576,854

Contingencies                                                           --                                    --

Partners' deficit:
   General partners:
     Capital contributions                                           4,202                                 4,202
     Capital distributions                                            (128)                                 (128)
     Accumulated loses                                            (210,889)                             (210,889)
                                                           ---------------  ----------------     ------------------
                                                                  (206,815)                             (206,815)
   Limited partners (21,566 units at December 31, 1999):
     Capital contributions (net of offering costs of
         $1,134,440)                                             9,649,520                             9,649,520
     Capital distributions                                        (462,706)                             (462,706)
     Accumulated losses                                        (20,452,626)     (2,420,352) (1)      (18,032,274)
                                                           ---------------  ----------------     ------------------
                                                               (11,265,812)     (2,420,352)           (8,845,460)

     Total partners' deficit                                   (11,472,627)     (2,420,352)           (9,052,275)

     Total liabilities and partners' deficit               $     2,042,132  $      517,553       $     1,524,579
                                                           ===============  ================     ==================

                             See accompanying notes.

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
              Notes to Unaudited Pro Forma Condensed Balance Sheet




Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Osuna Apartments Company. A description of the pro forma adjustments is as follows:

(1)  To record the gain on sale of the Osuna Apartments  investment, as follows:

           Cash received                                                                         $    100,000
           Liability for Purchase Money Notes, current maturities, assumed by purchaser             2,928,804
           Liability for accrued interest payable assumed by purchaser                                  9,101
           Less: Investment in local limited partnership interest sold                               (583,254)
           Less: consulting fees paid in connection with the disposition                              (23,423)
           Less: legal fees                                                                            (8,998)
           Less: consultant reimbursable expenses                                                      (1,878)
                                                                                                 -------------
           Gain on sale of investment in Osuna Apartments Company                                $  2,420,352
                                                                                                 =============

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                   Pro Forma Condensed Statement of Operations


===================================================================================================================
                                                              Historical                             Pro Forma
                                                               for the                                for the
                                                              year ended         Pro Forma          year ended
                                                           December 31, 1999    Adjustments      December 31, 1999
                                                           --------------------------------------------------------

Interest income                                            $       107,488    $                  $       107,488

Expenses:
   Interest expense                                              1,695,878          (280,598)(1)       1,415,280
   General and administrative expense                              153,550                               153,550
                                                           -----------------  ---------------    ------------------
Total expenses                                                   1,849,428          (280,598)          1,568,830

Loss before equity in local limited partnership operations      (1,741,940)          280,598          (1,461,342)


Equity in income of local limited partnership investments          139,548           (22,146)(2)         117,402
                                                           -----------------  ---------------    ------------------

Net loss before extraordinary items                             (1,602,392)          258,452          (1,343,940)

Extraordinary items:
    Gain on sale of investment in Fiddlers Creek                 2,579,632                             2,579,632
    Gain on sale of investment in Linden Park                      344,491                               344,491
    Gain on sale of investment in Osuna Apartments                                 2,161,900 (3)       2,161,900
                                                           -----------------  ---------------    ------------------
Net income                                                 $    (1,321,731)   $    2,420,352     $     3,742,083
                                                           =================  ===============    ==================

Units used in computing Basic Net Income/ (Loss) per
   Limited Partnership Unit                                         21,566                                21,566

Basic Net Loss before extraordinary items per Limited
   Partnership Unit                                        $        (73.56)                      $        (61.69)

Basic Net Income/(Loss) per Limited Partnership Unit       $         60.67                       $        171.78





                             See accompanying notes.

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
              Notes to Pro Forma Condensed Statements of Operations


Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Osuna Apartments Company. A description of the pro forma adjustments is as follows:

                                                                                 Year ended
                                                                             December 31, 1999
                                                                           -----------------------

(1) To reverse interest expense and discount amortization on the related Purchase Money Notes, as follows:

      Interest expense                                                     $          118,469
      Discount amortization                                                           162,129
                                                                           -----------------------
             Purchase Money Notes, current maturities                      $          280,598
                                                                           =======================


(2)   To reverse equity in income of Osuna Apartments                      $           22,146


(3)   To record the gain on disposition  of the  investment in Osuna
      Apartments Company, as follows:


             Cash received                                                 $          100,000
             Liability  for  Purchase  Money  Notes,  current  maturities,          2,657,307
               assumed by purchaser
             Liability for accrued interest payable assumed by purchaser                9,101
             Less: Investment in local limited partnership interest sold             (570,209)
             Less: consulting fees paid in connection with the disposition            (23,423)
             Less: legal fees                                                          (8,998)
             Less: consultant reimbursable expenses                                    (1,878)
                                                                           -----------------------
             Gain on sale of investment in Osuna Apartments Company            $    2,161,900
                                                                           =======================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

                                     By:        TNG Properties Inc.
                                                Managing General Partner



                                     By:        /s/ Wilma R. Brooks
                                                Wilma R. Brooks
                                                Chief Financial Officer


Date: April 13, 2000

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